Statements of Financial Position (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fixed maturities, available for sale, amortized cost	$ 4,838,695	$ 4,964,264
Equity securities, available for sale, amortized cost	$ 2,510	$ 14,484
Common stock, par value	$ 100	$ 100
Common stock, shares authorized	25,000	25,000
Common stock, shares issued	25,000	25,000
Common stock, outstanding	25,000	25,000